UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

Amendment No. 2 to

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):    April 30, 2010

Merge Healthcare Incorporated
(Exact name of registrant as specified in its charter)

Delaware	39-1600938
(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

900 Walnut Ridge Drive
Hartland, Wisconsin	53029
(Address of Principal Executive Offices)	(ZIP Code)

 (262) 367-0700
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events

This Amendment No. 2 on Form 8-K is being filed in order to revise and update the pro forma financial information filed in Merge Healthcare Incorporated’s (Merge, we, us, or our) Current Report on Form 8-K filed on April 30, 2010 reflecting the acquisition of AMICAS, Inc. by Merge on April 28, 2010.

Item 9.01

(a)
Financial Statements of Businesses Acquired.  The financial information set forth in Item 8 of AMICAS, Inc.’s Annual Report on Form 10-K for 2009 filed with the SEC on March 11, 2010 is incorporated herein by reference.

(b)	Pro Forma Financial Information. The unaudited pro forma financial information is included herein as Exhibit 99.1.

(c)	.Exhibits

23.1    Consent of BDO USA, LLP (formerly known as BDO Seidman, LLP)

99.1    Unaudited Pro Forma Condensed Consolidated Financial Information.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MERGE HEALTHCARE INCORPORATED

September 22, 2010	/s/ Steven M. Oreskovich
By: Steven M. Oreskovich
Title: Chief Financial Officer

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